UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2022

Super League Gaming, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2912 Colorado Avenue, Suite #203 Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLGG	Nasdaq Capital Market

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 16, 2022, Super League Gaming, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1 - Election of the two Class II Directors

	For	Withheld
Jeff Gehl	16,769,331	1,003,229
Michael Keller	15,797,304	1,975,256

The Company’s Directors are elected by a plurality of the votes cast. The Company’s Directors are classified into three classes, with staggered three-year terms. Stockholders elected Jeff Gehl and Michael Keller to serve as Class II Directors on the Board of Directors until the end of their respective terms.

Proposal No. 2: Amendment to the 2014 Plan to Increase the Number of Shares Authorized for Issuance.

For	Against	Abstain
13,877,194	3,706,740	188,626

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders approved the amendment to the Super League Gaming, Inc. Amended and Restated 2014 Stock Option and Incentive Planto increase the number of shares of common stock available for issuance under the 2014 Plan to a total of 6.25 million shares.

Proposal No. 3: Ratification of Appointment of Auditors.

For	Against	Abstain
25,930,049	180,592	228,068

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Baker Tilly US, LLP. as the Company’s independent auditors for the fiscal year ending December 31, 2022.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on May 2, 2022.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Gaming, Inc.

Date: June 17, 2022	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer